Salient MF Trust

Salient Global Equity Fund

Supplement Dated September 23, 2015

to the Prospectus Dated April 30, 2015

Liquidation of the Salient Global Equity Fund

The Board of Trustees of Salient MF Trust (the “Trust”) has approved the liquidation of Salient Global Equity Fund (the “Fund”), whereby the Fund will cease its investment operations and liquidate its assets. The date of liquidation for the Fund currently is anticipated to be on or about October 26, 2015 (the “Liquidation Date”).

Effective immediately, the Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into the Fund from other funds of the Trust. Shareholders may continue to redeem shares of the Fund.

On or before the Liquidation Date, it is expected that all portfolio securities of the Fund will be converted to cash or cash equivalents. As soon as practicable following the Liquidation Date, and in any event within 30 days thereafter, shareholders in the Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities.

Although the liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. Shareholders should consult their tax advisors regarding the tax treatment of the liquidation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE